CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.1

Execution Version

AMENDMENT NUMBER THREE

TO

SUPPLY AGREEMENT

This Amendment Number Three to Supply Agreement (this “Amendment”), dated July 30, 2014 (the “Amendment Number Three Effective Date”), is made by and between Alfa Wassermann S.p.A., an Italian company (“Alfa”), and Salix Pharmaceuticals, Inc., a California corporation (“Salix”).

Recitals

WHEREAS, Alfa and Salix are parties to that certain Supply Agreement, dated June 24, 1996, and amended on September 10, 2007, and August 6, 2012 (as so amended, the “Supply Agreement”); and

WHEREAS, Alfa and Salix desire to enter into this Amendment for the purpose of modifying certain of their agreements set forth in the Supply Agreement;

NOW THEREFORE, in consideration of the foregoing and the mutual promises of the parties set forth herein, Alfa and Salix, intending to be legally bound, agree to the following:

1. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings set forth in the Supply Agreement.

2. Article 1 of the Supply Agreement is hereby amended by adding thereto the following definition:

“Amendment Number Three Effective Date” shall mean July 30, 2014.

3. The last two sentences of Article 3.1 of the Supply Agreement (as inserted pursuant to Amendment Number Two to Supply Agreement, dated August 6, 2012, between Alfa and Salix) are hereby deleted and replaced by the following sentences:

“Notwithstanding the provisions of the preceding sentence (or, for the avoidance of doubt, the provisions of Amendment Number One), the price to be paid by SALIX to ALFA for Compound ordered for delivery from and after the Initial Termination Date shall, subject to the provisions of the following sentences of this Article 3.1, be [***] percent ([***]%) of the following amounts:

U.S. [***].

For the sake of clarity, for the calendar year 2014 only [***] whether before, from and after the Initial Termination Date.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

At any time following the Amendment Number Three Effective Date, either SALIX or ALFA may propose to the other an adjustment (either an increase or a decrease) to the price as determined by the provisions of the immediately preceding sentence to be paid by SALIX to ALFA for Compound ordered for delivery from and after the Initial Termination Dale. Thereafter ALFA and SALIX shall discuss such proposal, it being understood, however, that in the event that ALFA and SALIX are unable to reach agreement, following the making of any such proposal, with respect to the adjustment s to be made to the price to be paid by SALIX to ALFA for Compound ordered for delivery following the Initial Termination Date, then hereafter, notwithstanding any provisions to the contrary in Article 2.1, SALIX shall not be obligated to purchase any such Compound from ALFA and ALFA shall not be obligated to supply any such Compound to SALIX.”

4. This Amendment shall be governed by and construed in accordance with the laws of Scotland, without giving effect to any conflict of laws principles or rules. The parties agree to exclude the application to this Amendment of the United Nations Convention on Contracts for the International Sale of Goods.

5. This Amendment, along with any exhibits, schedules and agreements referenced herein, states the entire agreement reached between the parties hereto with respect to the transactions contemplated hereby. This Amendment replaces and supersedes any and all previous agreements and understandings between the parties regarding the subject matter hereof, whether written or oral.

6. The Supply Agreement, as amended by this Amendment, shall remain in full force and effect.

7. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Amendment may be executed by the electronic delivery of facsimiles of executed signature pages hereto with the same effect as the delivery of originally executed signature pages.

8. The parties acknowledge and agree that: (a) each party and its counsel reviewed and negotiated the terms and provisions of this Amendment and have contributed to its revision, (b) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Amendment, and (c) the terms and provisions of this Amendment shall be construed fairly as to all parties hereto and not in a favor of or against any party, regardless of which party was generally responsible for the preparation of this Amendment.

[Signatures appear on next page.]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered to be effective as of the Amendment Number Three Effective Date.

ALFA WASSERMANN S.p.A.		SALIX PHARMACEUTICALS, INC.

By:	/s/ Andrea Golinelli	By:	/s/ Rick Scruggs

Name:	Andrea Golinelli	Name:	Rick Scruggs

Title:	Chief Strategy Officer	Title:	EVP of Business Development